UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 25, 2015

NATIONSTAR MORTGAGE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8950 Cypress Waters Blvd.
Coppell, Texas 75019
(Address of principal executive offices)
(469) 549-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On March 25, 2015, Nationstar Mortgage Holdings Inc. (the “Company”) issued a press release announcing the pricing of an offering of 17,500,000 shares of its common stock in an underwritten public offering. The Company granted the underwriters a 30 day option to purchase up to an additional 2,625,000 shares of its common stock.
The press release announcing the pricing of the offering is attached hereto as Exhibit 99.1, and is incorporated by reference herein.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc. dated March 25, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: March 25, 2015	By:	/s/ Robert D. Stiles
Robert D. Stiles Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc. dated March 25, 2015